                                                                     EXHIBIT 4.1



RC                                                                 SHARES

  NUMBER                  INCORPORATED UNDER THE LAWS
                            OF THE STATE OF FLORIDA


                                     RENEX(R)
                                       CORP.


COMMON STOCK                                                    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 759683 10 5

THIS CERTIFIES THAT








IS THE OWNER OF


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE OF Renex Corp. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:




/s/ Mark Wallace                                    /s/ James P. Shea
  SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              TRANSFER AGENT AND REGISTRAR


BY

AUTHORIZED OFFICER
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RENEX CORP.

     THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF PREFERRED STOCK AND THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO DETERMINE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO DIFFERENT CLASSES OF PREFERRED STOCK AND DIFFERENT SERIES WITHIN A CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                    UNIF GIFT MIN ACT-____________ Custodian __________
TEN ENT - as tenants by the entireties                                 (Cust)                (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as tenants                        under Uniform Gifts to Minors
          in common                                                 Act _____________________________
                                                                                  (State)


    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated, _______________________________


                                             ___________________________________
                                             NOTICE: The signature of this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the certificate in every
                                             particular, without alteration or
                                             enlargement or any change whatever.





                    SIGNATURE(S) GUARANTEED: ___________________________________
                                             THE SIGNATURE(S) SHOULD BE
                                             GUARANTEED BY AN ELIGIBLE GUARANTOR
                                             INSTITUTION (BANKS, STOCKBROKERS,
                                             SAVINGS AND LOAN ASSOCIATIONS AND
                                             CREDIT UNIONS WITH MEMBERSHIP IN AN
                                             APPROVED SIGNATURE GUARANTEE
                                             MEDALLION PROGRAM), PURSUANT TO
                                             S.E.C. RULE 17Ad-15.